UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-21268

                       Oppenheimer Total Return Bond Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
                    (Address of principal executive offices)
                                                        (Zip code)
                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


          Registrant's telephone number, including area code: (303) 768-3200
                                                              --------------

                       Date of fiscal year end: April 30

           Date of reporting period: May 1, 2003 - April 30, 2004



Item 1.  Reports to Stockholders.

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED APRIL 30, 2004, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. For its fiscal year ended April 30, 2004, Oppenheimer Total Return Bond Fund's favorable performance was driven by several key factors. First, the portfolio's mortgage positioning--which emphasized higher-coupon mortgages throughout the period--was a strong supporter of performance. Because we believed that the market was over-penalizing higher-coupon mortgages and reflecting, or "pricing in," too strong of an expectation that refinancing rates would surge, we believed that emphasizing higher-coupon mortgages offered us an opportunity to capitalize on that discrepancy. As it turned out, our expectations were correct. While this positioning hurt us at the very beginning of the period when Treasury securities rallied, this specific mortgage exposure served us well for the bulk of the period.

      Another key factor driving the Fund's solid performance this period was the portfolio's credit exposure. Last year was a very strong year for credit, particularly for the lower-quality segment of the investment-grade universe. During most of the period, higher-beta, or lower-credit quality corporate bonds, performed best. Hence, our overweighted exposure to these types of bonds helped performance.

      Active management of the portfolio's interest rate exposure provided another boost to performance for the Fund's fiscal year. As the period began, we held less duration, or interest-rate sensitivity, than many of our peers. Since the period commenced with a substantial rally for Treasuries, this positioning hurt us quite significantly during those first few weeks. However, as the period progressed, the market experienced a widespread sell-off of Treasuries that lasted from June until August. During that time, we more than recouped our previous losses and enjoyed a strong boost to performance as a result of our lower duration.

      Then, from August through nearly the end of the fiscal year, we shifted to and maintained a neutral duration position versus our peers, which also worked well for us, as rates remained largely static. At the very end of the period, we believed that the market had again overblown its pessimism in terms of employment rate prospects and the ultimate recovery of the U.S. economy. In light of this, we reduced the portfolio's duration versus its peers. Soon after, rates backed up quite dramatically. This decision was a very profitable one, and helped add to performance, particularly on a relative basis. Finally, at the end of the reporting period, we adjusted our duration back to neutral versus our benchmark, seeing little opportunity to gain from a specific interest-rate positioning at that time.


                     9 | OPPENHEIMER TOTAL RETURN BOND FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

      In terms of the portfolio's composition, we entered the period with a fairly strong overweight in corporate bonds, a posture that we had held since the Fund's inception. However, when we became convinced that the value of many corporate bonds had, in our opinion, become too rich, we began trimming our exposure and consequently, harvested gains for the Fund's portfolio. We entered 2004 still overweighted in our exposure to corporate debt, but ended the period nominally underweight our benchmark. Overall, this strategy added to performance throughout the period, as we sold off many of these holdings at very attractive levels relative to what we paid for them.

      Moving forward, we intend to maintain our current overweighted mortgage positioning, still favoring higher-coupon mortgages. We believe this positions the portfolio well for the months ahead, since higher-coupon mortgages typically outperform in a rising interest-rate environment. In addition, we are exploring from a risk-adjusted perspective the value offered by shorter-dated corporate bonds, which currently appear attractive from a structural standpoint. We have begun increasing our exposure to this segment of the credit markets, and will continue to do so if we perceive reasonable potential for future gains. In general, we will continue to seek a diverse mix of fixed-income securities, preserving the Fund's unique ability to serve as a viable, core bond holding for a well-diversified portfolio.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until April 30, 2004. In the case of Class A, B, C and N shares performance is measured from the inception of each class on February 21, 2003. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the Citigroup Broad Investment Grade Index, a market-capitalization weighted index that includes fixed-rate Treasury, government-sponsored, corporate and mortgage securities. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                    10 | OPPENHEIMER TOTAL RETURN BOND FUND

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Oppenheimer Total Return Bond Fund (Class A)
Citigroup Broad Investment Grade Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]


                            Value of Investment    Citigroup Broad Investment
    Date                         In Fund                Grade Index

02/21/2003                         9,525                 10,000
04/30/2003                         9,633                 10,079
07/31/2003                         9,483                  9,900
10/31/2003                         9,716                 10,135
01/31/2004                         9,939                 10,351
04/30/2004                         9,888                 10,268

AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 04/30/04

   1 Year -2.23%     Since Inception -0.94%     Inception Date 2/21/03



THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. WITHOUT A VOLUNTARY EXPENSE LIMIT THAT CAN BE TERMINATED AT ANY TIME, FUND PERFORMANCE WOULD HAVE BEEN LOWER. SEE PAGE 15 FOR FURTHER INFORMATION.


                    11 | OPPENHEIMER TOTAL RETURN BOND FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Oppenheimer Total Return Bond Fund (Class B)
Citigroup Broad Investment Grade Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]


                            Value of Investment    Citigroup Broad Investment
    Date                         In Fund                Grade Index

02/21/2003                        10,000                 10,000
04/30/2003                        10,097                 10,079
07/31/2003                         9,915                  9,900
10/31/2003                        10,132                 10,135
01/31/2004                        10,342                 10,351
04/30/2004                         9,868                 10,268

AVERAGE ANNUAL TOTAL RETURN OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 04/30/04

   1 Year -3.27%     Since Inception -1.10%     Inception Date 2/21/03



                     12 | OPPENHEIMER TOTAL RETURN BOND FUND

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Oppenheimer Total Return Bond Fund (Class C)
Citigroup Broad Investment Grade Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                            Value of Investment    Citigroup Broad Investment
    Date                         In Fund                Grade Index

02/21/2003                        10,000                 10,000
04/30/2003                        10,096                 10,079
07/31/2003                         9,917                  9,900
10/31/2003                        10,122                 10,135
01/31/2004                        10,342                 10,351
04/30/2004                        10,258                 10,268


AVERAGE ANNUAL TOTAL RETURN OF CLASS C SHARES OF THE FUND AT 04/30/04

   1 Year 0.61%     Since Inception 2.16%     Inception Date 2/21/03


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. WITHOUT A VOLUNTARY EXPENSE LIMIT THAT CAN BE TERMINATED AT ANY TIME, FUND PERFORMANCE WOULD HAVE BEEN LOWER. SEE PAGE 15 FOR FURTHER INFORMATION.


                     13 | OPPENHEIMER TOTAL RETURN BOND FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS N SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Oppenheimer Total Return Bond Fund (Class N)
Citigroup Broad Investment Grade Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                            Value of Investment    Citigroup Broad Investment
    Date                         In Fund                Grade Index

02/21/2003                        10,000                 10,000
04/30/2003                        10,108                 10,079
07/31/2003                         9,938                  9,900
10/31/2003                        10,168                 10,135
01/31/2004                        10,391                 10,351
04/30/2004                        10,231                 10,268

AVERAGE ANNUAL TOTAL RETURN OF CLASS N SHARES OF THE FUND AT 04/30/04

   1 Year 1.21%     Since Inception 1.93%     Inception Date 2/21/03


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. WITHOUT A VOLUNTARY EXPENSE LIMIT THAT CAN BE TERMINATED AT ANY TIME, FUND PERFORMANCE WOULD HAVE BEEN LOWER. SEE PAGE 15 FOR FURTHER INFORMATION.


                     14 | OPPENHEIMER TOTAL RETURN BOND FUND

NOTES
--------------------------------------------------------------------------------

TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS IN A HYPOTHETICAL INVESTMENT FOR THE PERIODS SHOWN. CUMULATIVE TOTAL RETURNS ARE NOT ANNUALIZED. THE FUND'S TOTAL RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES.

INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

Please remember this Fund has a limited operating history.

CLASS A shares of the Fund were first publicly offered on 2/21/03. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%.

CLASS B shares of the Fund were first publicly offered on 2/21/03. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 2/21/03. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 2/21/03. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                     15 | OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS  April 30, 2004
--------------------------------------------------------------------------------

                                                                                   PRINCIPAL    MARKET VALUE
                                                                                      AMOUNT      SEE NOTE 1
-------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--16.6%
-------------------------------------------------------------------------------------------------------------
Bank One Auto Securitization Trust, Automobile Receivable Certificates,
Series 2003-1, Cl. A2, 1.29%, 8/21/06                                             $  187,573      $  187,545
-------------------------------------------------------------------------------------------------------------
BMW Vehicle Owner Trust, Automobile Loan Certificates, Series 2003-A,
Cl. A2, 1.45%, 11/25/05                                                              110,675         110,803
-------------------------------------------------------------------------------------------------------------
Capital Auto Receivables Asset Trust, Automobile Mtg.-Backed Nts.,
Series 2003-2, Cl. A2A, 1.20%, 5/16/05                                               103,595         103,662
-------------------------------------------------------------------------------------------------------------
Caterpillar Financial Asset Trust, Equipment Loan Pass-Through
Certificates, Series 2003-A, Cl. A2, 1.25%, 10/25/05                                  75,607          75,650
-------------------------------------------------------------------------------------------------------------
Centex Home Equity Co. LLC, Home Equity Loan Asset-Backed Certificates:
Series 2003-A, Cl. AF1, 1.836%, 10/25/17                                              13,327          13,330
Series 2003-B, Cl. AF1, 1.64%, 2/25/18                                                29,286          29,274
Series 2003-C, Cl. AF1, 2.14%, 7/25/18                                               292,382         292,756
Series 2004-A, Cl. AF1, 2.03%, 6/25/19                                               118,632         118,686
-------------------------------------------------------------------------------------------------------------
Chase Funding Mortgage Loan Asset-Backed Certificates,
Home Equity Mtg. Obligations:
Series 2003-3, Cl. 1A1, 1.18%, 8/25/17 1                                              54,366          54,391
Series 2003-4, Cl. 1A1, 1.22%, 9/25/17 1                                             133,950         134,033
-------------------------------------------------------------------------------------------------------------
Chase Manhattan Auto Owner Trust, Automobile Loan Pass-Through Certificates:
Series 2003-A, Cl. A2, 1.26%, 1/16/06                                                 49,101          49,128
Series 2003-B, Cl. A2, 1.28%, 3/15/06                                                 73,116          73,143
-------------------------------------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts.,
Series 2002-A3, Cl. A3, 4.40%, 5/15/07                                               160,000         164,290
-------------------------------------------------------------------------------------------------------------
CitiFinancial Mortgage Securities, Inc., Home Equity Collateralized
Mtg. Obligations:
Series 2003-1, Cl. AF1, 1.94%, 1/25/33                                                24,275          24,280
Series 2003-2, Cl. AF1, 1.20%, 5/25/33 1                                              49,577          49,599
Series 2003-3, Cl. AF1, 1.22%, 8/25/33 1,2                                           112,098         112,152
-------------------------------------------------------------------------------------------------------------
DaimlerChrysler Auto Trust, Automobile Loan Pass-Through Certificates:
Series 2003-A, Cl. A2, 1.52%, 12/8/05                                                320,000         320,405
Series 2003-B, Cl. A2, 1.61%, 7/8/06                                                 390,000         390,316
-------------------------------------------------------------------------------------------------------------
Harley-Davidson Motorcycle Trust, Motorcycle Receivable Nts.:
Series 2002-2, Cl. A1, 1.91%, 4/16/07                                                 31,566          31,634
Series 2003-3, Cl. A1, 1.50%, 1/15/08                                                221,908         222,013
-------------------------------------------------------------------------------------------------------------
Honda Auto Receivables Owner Trust, Automobile Receivable Obligations:
Series 2003-2, Cl. A2, 1.34%, 12/21/05                                               136,306         136,407
Series 2003-3, Cl. A2, 1.52%, 4/21/06                                                360,000         360,352
Series 2003-4, Cl. A2, 1.58%, 7/17/06                                                330,000         330,272
-------------------------------------------------------------------------------------------------------------
Household Automotive Trust, Automobile Loan Certificates,
Series 2003-2, Cl. A2, 1.56%, 12/18/06                                               170,000         170,051
-------------------------------------------------------------------------------------------------------------
M&I Auto Loan Trust, Automobile Loan Certificates:
Series 2002-1, Cl. A3, 2.49%, 10/22/07                                               190,988         192,161
Series 2003-1, Cl. A2, 1.60%, 7/20/06                                                280,000         280,325
-------------------------------------------------------------------------------------------------------------
National City Auto Receivables Trust, Automobile Receivable
Obligations, Series 2004-A, Cl. A2, 1.50%, 2/15/07                                   160,000         159,850


                     16 | OPPENHEIMER TOTAL RETURN BOND FUND

                                                                                    PRINCIPAL    MARKET VALUE
                                                                                       AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
--------------------------------------------------------------------------------------------------------------
Nissan Auto Lease Trust, Automobile Lease Obligations, Series 2003-A,
Cl. A2, 1.69%, 12/15/05                                                            $  220,000      $  220,378
--------------------------------------------------------------------------------------------------------------
Nissan Auto Receivables Owner Trust, Automobile Receivable Nts.:
Series 2002-C, Cl. A3, 2.60%, 8/15/06                                                 239,095         240,653
Series 2003-B, Cl. A2, 1.20%, 11/15/05                                                223,130         223,253
Series 2004-A, Cl. A2, 1.40%, 7/17/06                                                 180,000         179,644
--------------------------------------------------------------------------------------------------------------
Residential Funding Mortgage Securities II, Inc., Home Equity Loan
Pass-Through Certificates, Series 2003-HS1, Cl. AI2, 1.20%, 1/25/33 1                     208             208
--------------------------------------------------------------------------------------------------------------
Toyota Auto Receivables Owner Trust, Automobile Mtg.-Backed Obligations:
Series 2002-B, Cl. A3, 3.76%, 6/15/06                                                  56,093          56,633
Series 2003-A, Cl. A2, 1.28%, 8/15/05                                                 117,446         117,540
Series 2003-B, Cl. A2, 1.43%, 2/15/06                                                 240,000         240,056
--------------------------------------------------------------------------------------------------------------
USAA Auto Owner Trust, Automobile Loan Asset-Backed Nts.:
Series 2002-1, Cl. A3, 2.41%, 10/16/06                                                 90,698          91,166
Series 2003-1, Cl. A2, 1.22%, 4/17/06                                                 109,464         109,512
Series 2004-1, Cl. A2, 1.43%, 9/15/06                                                 430,000         429,172
--------------------------------------------------------------------------------------------------------------
Volkswagen Auto Loan Enhanced Trust, Automobile Loan Receivable Certificates:
Series 2003-1, Cl. A2, 1.11%, 12/20/05                                                271,988         271,964
Series 2003-2, Cl. A2, 1.55%, 6/20/06                                                 190,000         190,154
--------------------------------------------------------------------------------------------------------------
Whole Auto Loan Trust, Automobile Loan Receivable Certificates:
Series 2002-1, Cl. A2, 1.88%, 6/15/05                                                  92,350          92,499
Series 2003-1, Cl. A2A, 1.40%, 4/15/06                                                340,000         340,176
                                                                                                   -----------
Total Asset-Backed Securities (Cost $6,987,981)                                                     6,989,516

--------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--66.0%
--------------------------------------------------------------------------------------------------------------
Government Agency--63.6%
--------------------------------------------------------------------------------------------------------------
HLMC/FNMA/Sponsored--63.4%
Fannie Mae Whole Loan, Gtd. Real Estate Mtg. Investment Conduit
Pass-Through Certificates, Trust 2003-W6, Cl. 2A1, 2.232%, 9/25/42                    254,110         254,212
--------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
5%, 5/15/34 3                                                                         757,000         734,054
5.50%, 1/1/34                                                                         109,588         109,545
7%, 9/1/33-11/1/33                                                                    428,698         453,779
7%, 5/1/34 3                                                                        3,429,000       3,621,881
--------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment
Conduit Multiclass Pass-Through Certificates:
Series 1669, Cl. G, 6.50%, 2/15/23                                                     95,026          96,679
Series 2055, Cl. ZM, 6.50%, 5/15/28                                                   159,195         168,227
Series 2080, Cl. Z, 6.50%, 8/15/28                                                    105,747         110,837
Series 2102, Cl. VA, 6%, 10/15/09                                                      77,851          78,344
Series 2387, Cl. PD, 6%, 4/15/30                                                      241,000         249,370
Series 2466, Cl. PD, 6%, 4/15/30                                                      189,478         194,721
Series 2491, Cl. PE, 6%, 12/15/27                                                     136,891         138,038
Series 2498, Cl. PC, 5.50%, 10/15/14                                                   39,192          40,166
Series 2500, Cl. FD, 1.60%, 3/15/32 1                                                  62,348          62,676


                     17 | OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                     PRINCIPAL    MARKET VALUE
                                                                                        AMOUNT      SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment
Conduit Multiclass Pass-Through Certificates: Continued
Series 2526, Cl. FE, 1.50%, 6/15/29 1                                               $   54,685      $   54,935
Series 2551, Cl. FD, 1.50%, 1/15/33 1                                                   47,509          47,729
Series 2551, Cl. TA, 4.50%, 2/15/18                                                    268,989         270,684
---------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 176, Cl. IO, 3.269%, 6/1/26 4                                                   102,380          20,369
Series 177, Cl. B, 0.699%, 7/1/26 4                                                    178,648          38,168
Series 183, Cl. IO, 2.394%, 4/1/27 4                                                   171,920          35,257
Series 184, Cl. IO, 4.624%, 12/1/26 4                                                  166,591          33,670
Series 192, Cl. IO, 10.245%, 2/1/28 4                                                   49,233          10,445
Series 200, Cl. IO, 8.687%, 1/1/29 4                                                    58,292          11,896
Series 2130, Cl. SC, 38.228%, 3/15/29 4                                                133,890          14,120
---------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Principal-Only Stripped
Mtg.-Backed Security:
Series 176, Cl. PO, 5.905%, 6/1/26 5                                                    50,292          43,006
Series 177, Cl. PO, 5.781%, 7/1/26 5                                                   178,648         150,950
Series 199, Cl. PO, 5.38%, 8/1/28 5                                                    101,663          84,689
Series 203, Cl. PO, 5.077%, 6/1/29 5                                                    60,990          50,515
Series 217, Cl. PO, 6.955%, 2/1/32 5                                                    64,136          53,170
---------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Structured Pass-Through Securities,
Collateralized Mtg. Obligations:
Series H006, Cl. A1, 1.724%, 4/15/08                                                     9,362           9,349
Series T-42, Cl. A2, 5.50%, 2/25/42                                                     15,256          15,385
---------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
5%, 5/1/34 3                                                                         1,854,000       1,796,641
5.50%, 7/1/33-12/1/34                                                                1,193,051       1,191,559
5.50%, 6/18/19-5/13/34 3                                                             5,755,000       5,787,279
6.50%, 10/1/30                                                                          62,846          65,515
6.50%, 5/25/34 3                                                                     3,792,000       3,947,237
7%, 7/1/32-11/1/33                                                                     657,908         699,930
7%, 5/25/34 3                                                                        4,030,000       4,261,725
8.50%, 7/1/32                                                                           15,959          17,246
---------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Trust 1998-63, Cl. PG, 6%, 3/25/27                                                      85,469          86,982
Trust 2001-50, Cl. NE, 6%, 8/25/30                                                     143,417         148,594
Trust 2001-70, Cl. LR, 6%, 9/25/30                                                     128,087         133,971
Trust 2001-70, Cl. PD, 6%, 3/25/29                                                     140,000         143,217
Trust 2001-72, Cl. NH, 6%, 4/25/30                                                     114,243         118,189
Trust 2001-74, Cl. PD, 6%, 5/25/30                                                      50,000          52,047
Trust 2002-50, Cl. PD, 6%, 9/25/27                                                     110,000         113,687
Trust 2002-73, Cl. PA, 5%, 1/25/17                                                      79,700          80,037
Trust 2002-77, Cl. WF, 1.50%, 12/18/32 1                                                78,200          78,482
Trust 2002-94, Cl. MA, 4.50%, 8/25/09                                                  185,298         187,595
Trust 2003-21, Cl. FK, 1.50%, 3/25/33 1                                                136,882         137,336
Trust 2003-81, Cl. PA, 5%, 2/25/12                                                      62,681          63,812


                     18 | OPPENHEIMER TOTAL RETURN BOND FUND

                                                                                     PRINCIPAL     MARKET VALUE
                                                                                        AMOUNT       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit
Pass-Through Certificates Interest-Only Stripped Mtg.-Backed Security:
Trust 2002-47, Cl. NS, 29.85%, 4/25/32 4                                           $   242,601      $    26,311
Trust 2002-51, Cl. S, 29.849%, 8/25/32 4                                               222,782           23,802
----------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2002-52, Cl. SD, 21.759%, 9/25/32 4                                              301,712           32,548
Trust 2002-9, Cl. MS, 31.233%, 3/25/32 4                                               157,830           16,395
Trust 222, Cl. 2, 2.692%, 6/1/23 4                                                     216,684           46,495
Trust 240, Cl. 2, 2.128%, 9/1/23 4                                                     489,724          108,411
Trust 252, Cl. 2, (2.05)%, 11/1/23 4                                                   249,445           55,414
Trust 254, Cl. 2, 1.453%, 1/1/24 4                                                     126,900           26,595
Trust 273, Cl. 2, 3.541%, 7/1/26 4                                                      73,967           15,112
Trust 342, Cl. 2, 4.788%, 9/1/33 4                                                     124,296           29,632
                                                                                                    ------------
                                                                                                     26,748,662

----------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED--0.2%
Government National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Series 2002-15, Cl. SM, 31.376%, 2/16/32 4                                             403,472           38,776
Series 2002-76, Cl. SY, 31.715%, 12/16/26 4                                            465,155           43,085
Series 2004-11, Cl. SM, 32.747%, 1/17/30 4                                             193,003           19,251
                                                                                                    ------------
                                                                                                        101,112
----------------------------------------------------------------------------------------------------------------
PRIVATE--2.4%
----------------------------------------------------------------------------------------------------------------
COMMERCIAL--2.2%
Bear Stearns Commercial Mortgage Securities, Inc., Commercial Mtg.
Obligations, Series 2003-T10, Cl. A1, 4%, 3/13/40                                      254,481          251,221
----------------------------------------------------------------------------------------------------------------
First Union/Lehman Brothers/Bank of America, Commercial Mtg.
Pass-Through Certificates, Series 1998-C2, Cl. A2, 6.56%, 11/18/35                     110,000          120,475
----------------------------------------------------------------------------------------------------------------
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations,
Series 2003-C1, Cl. A2, 4.093%, 1/10/38                                                215,000          213,484
----------------------------------------------------------------------------------------------------------------
J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial
Mtg. Pass-Through Certificates, Series 2003-ML1A, Cl. A1, 3.972%, 3/12/39              154,703          153,117
----------------------------------------------------------------------------------------------------------------
Prudential Mortgage Capital Co. II LLC, Commercial Mtg. Pass-Through
Certificates, Series PRU-HTG 2000-C1, Cl. A2, 7.306%, 10/6/15                          182,000          206,051
                                                                                                    ------------
                                                                                                        944,348

----------------------------------------------------------------------------------------------------------------
OTHER--0.2%
CIT Equipment Collateral, Equipment Receivable-Backed Nts.,
Series 2003-EF1, Cl. A2, 1.49%, 12/20/05                                                90,000           90,074
                                                                                                    ------------
Total Mortgage-Backed Obligations (Cost $27,943,094)                                                 27,884,196


                     19 | OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                  PRINCIPAL       MARKET VALUE
                                                                                     AMOUNT         SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--25.1%
---------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. Unsec. Nts.:
2.75%, 8/15/06                                                                  $   370,000        $   370,888
4.50%, 1/15/13                                                                      455,000            443,721
4.875%, 11/15/13                                                                    340,000            337,532
5.50%, 7/15/06 6                                                                  1,435,000          1,523,713
6.875%, 9/15/10                                                                     300,000            341,370
---------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Unsec. Nts.:
4.25%, 7/15/07                                                                    1,150,000          1,185,268
5.50%, 2/15/06                                                                      550,000            580,148
6%, 5/15/11                                                                          80,000             87,000
7.25%, 5/15/30                                                                      200,000            239,779
---------------------------------------------------------------------------------------------------------------
Tennessee Valley Authority Bonds:
5.375%, 11/13/08                                                                    110,000            117,093
Series C, 4.75%, 8/1/13                                                             145,000            143,856
Series C, 6%, 3/15/13                                                               140,000            152,148
---------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
5.375%, 2/15/31                                                                     417,000            422,604
5.50%, 8/15/28                                                                      165,000            167,701
6.875%, 8/15/25                                                                   1,310,000          1,563,557
STRIPS, 1.30%, 2/15/11 7                                                            555,000            417,810
STRIPS, 3.63%, 2/15/13 7                                                          1,389,000            925,999
---------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
3%, 2/15/08                                                                       1,000,000            993,165
4%, 2/15/14                                                                         374,000            359,391
5.75%, 8/15/10                                                                      202,000            222,090
                                                                                                   ------------
Total U.S. Government Obligations (Cost $10,938,372)                                                10,594,833

---------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--0.2%
---------------------------------------------------------------------------------------------------------------
United Mexican States Nts., 7.50%, 1/14/12 (Cost $82,908)                            75,000             81,938

---------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--20.4%
---------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--6.3%
---------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS--0.4%
Delphi Corp., 6.55% Nts., 6/15/06                                                    80,000             84,908
---------------------------------------------------------------------------------------------------------------
Lear Corp., 7.96% Sr. Unsec. Nts., Series B, 5/15/05                                 67,000             70,853
                                                                                                   ------------
                                                                                                       155,761

---------------------------------------------------------------------------------------------------------------
AUTOMOBILES--2.2%
American Honda Finance Corp., 3.85% Nts., 11/6/08                                    50,000             49,754
---------------------------------------------------------------------------------------------------------------
DaimlerChrysler North America Holding Corp., 4.75% Unsec. Nts., 1/15/08             175,000            177,682
---------------------------------------------------------------------------------------------------------------
Ford Holdings, Inc., 9.30% Unsec. Unsub. Debs., 3/1/30                               55,000             61,860
---------------------------------------------------------------------------------------------------------------
Ford Motor Co., 8.90% Unsec. Unsub. Debs., 1/15/32                                  105,000            116,907
---------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 6.875% Unsec. Unsub. Nts., 8/28/12                 310,000            323,735
---------------------------------------------------------------------------------------------------------------
General Motors Corp., 8.375% Sr. Unsec. Debs., 7/15/33                               15,000             16,269


                     20 | OPPENHEIMER TOTAL RETURN BOND FUND

                                                                     PRINCIPAL      MARKET VALUE
                                                                        AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------------------------
AUTOMOBILES Continued
Hertz Corp. (The):
7.625% Sr. Nts., 6/1/12                                            $   100,000       $   107,005
7.625% Sr. Unsec. Nts., 8/15/07                                         75,000            81,431
                                                                                     ------------
                                                                                         934,643

-------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--0.9%
Caesars Entertainment, Inc., 7% Sr. Unsec. Sub. Nts., 7/15/04           75,000            75,844
-------------------------------------------------------------------------------------------------
Hilton Hotels Corp., 7.95% Sr. Nts., 4/15/07                            75,000            82,688
-------------------------------------------------------------------------------------------------
Yum! Brands, Inc., 8.50% Sr. Unsec. Nts., 4/15/06                      195,000           215,319
                                                                                     ------------
                                                                                         373,851

-------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.8%
Beazer Homes USA, Inc., 8.625% Sr. Unsec. Nts., 5/15/11                 90,000            97,875
-------------------------------------------------------------------------------------------------
D.R. Horton, Inc., 9.375% Sr. Unsec. Sub. Nts., 3/15/11                 85,000            95,200
-------------------------------------------------------------------------------------------------
Pulte Homes, Inc., 8.375% Sr. Nts., 8/15/04                             35,000            35,439
-------------------------------------------------------------------------------------------------
Toll Corp., 8.25% Sr. Sub. Nts., 12/1/11                                90,000            99,900
                                                                                     ------------
                                                                                         328,414

-------------------------------------------------------------------------------------------------
MEDIA--1.4%
Liberty Media Corp., 3.50% Nts., 9/25/06                                90,000            90,225
-------------------------------------------------------------------------------------------------
TCI Communications, Inc., 9.80% Sr. Unsec. Debs., 2/1/12               220,000           281,256
-------------------------------------------------------------------------------------------------
Time Warner Cos., Inc., 9.125% Debs., 1/15/13                           90,000           111,198
-------------------------------------------------------------------------------------------------
Walt Disney Co. (The), 4.875% Nts., 7/2/04                             100,000           100,579
                                                                                     ------------
                                                                                         583,258

-------------------------------------------------------------------------------------------------
MULTILINE RETAIL--0.4%
J.C. Penney Co., Inc., 7.60% Nts., 4/1/07                              150,000           165,375
-------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--0.2%
Gap, Inc. (The), 6.90% Nts., 9/15/07                                    80,000            88,400
-------------------------------------------------------------------------------------------------
CONSUMER STAPLES--1.7%
-------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--1.1%
Food Lion, Inc., 7.55% Nts., 4/15/07                                   125,000           135,806
-------------------------------------------------------------------------------------------------
Kroger Co. (The), 7.80% Sr. Nts., 8/15/07                              135,000           152,173
-------------------------------------------------------------------------------------------------
Safeway, Inc.:
2.50% Nts., 11/1/05                                                     45,000            45,014
3.80% Sr. Unsec. Nts., 8/15/05                                         150,000           152,472
                                                                                     -----------
                                                                                         485,465

-------------------------------------------------------------------------------------------------
FOOD PRODUCTS--0.6%
Kraft Foods, Inc., 5.25% Nts., 6/1/07                                  230,000           241,854


                     21 | OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                              PRINCIPAL     MARKET VALUE
                                                                                 AMOUNT       SEE NOTE 1
---------------------------------------------------------------------------------------------------------
ENERGY--0.3%
---------------------------------------------------------------------------------------------------------
OIL & GAS--0.3%
Petroleos Mexicanos, 9.50% Sr. Sub. Nts., 9/15/27                           $    60,000      $    69,000
---------------------------------------------------------------------------------------------------------
PF Export Receivables Master Trust, 3.748% Sr. Nts., Series B, 6/1/13 8          65,000           62,526
                                                                                             ------------
                                                                                                 131,526

---------------------------------------------------------------------------------------------------------
FINANCIALS--2.9%
---------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--0.0%
Bankers Trust Corp., 7.375% Unsec. Sub. Nts., 5/1/08                             15,000           16,887
---------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--0.8%
CIT Group, Inc., 7.75% Sr. Unsec. Unsub. Nts., 4/2/12                            75,000           86,738
---------------------------------------------------------------------------------------------------------
Franklin Resources, Inc., 3.70% Nts., 4/15/08                                    50,000           49,395
---------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 4.125% Nts., Series C, 1/15/09                       105,000          104,869
---------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co., 6.60% Nts., 4/1/12                             70,000           77,169
                                                                                             ------------
                                                                                                 318,171

---------------------------------------------------------------------------------------------------------
INSURANCE--1.5%
AXA, 8.60% Unsec. Sub. Nts., 12/15/30                                            90,000          112,190
---------------------------------------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The), 2.375% Nts., 6/1/06               50,000           49,436
---------------------------------------------------------------------------------------------------------
John Hancock Global Funding II, 7.90% Nts., 7/2/10 8                            140,000          163,756
---------------------------------------------------------------------------------------------------------
Prudential Holdings LLC, 8.695% Bonds, Series C, 12/18/23 8                     105,000          128,546
---------------------------------------------------------------------------------------------------------
Prudential Insurance Co. of America, 8.30% Nts., 7/1/25 8                       145,000          176,345
                                                                                             ------------
                                                                                                 630,273

---------------------------------------------------------------------------------------------------------
REAL ESTATE--0.6%
EOP Operating LP, 6.763% Sr. Unsec. Nts., 6/15/07                                98,000          107,150
---------------------------------------------------------------------------------------------------------
Spieker Properties LP, 6.80% Unsec. Unsub. Nts., 5/1/04                          55,000           55,000
---------------------------------------------------------------------------------------------------------
Vornado Realty LP, 5.625% Sr. Unsec. Unsub. Nts., 6/15/07                       100,000          106,838
                                                                                             ------------
                                                                                                 268,988

---------------------------------------------------------------------------------------------------------
HEALTH CARE--1.3%
---------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--1.3%
Aetna, Inc., 7.375% Sr. Unsec. Nts., 3/1/06                                     190,000          206,109
---------------------------------------------------------------------------------------------------------
CIGNA Corp., 7.40% Unsec. Nts., 5/15/07                                         225,000          249,005
---------------------------------------------------------------------------------------------------------
Health Net, Inc., 8.375% Sr. Unsec. Unsub. Nts., 4/15/11                         75,000           88,656
                                                                                             ------------
                                                                                                 543,770

---------------------------------------------------------------------------------------------------------
INDUSTRIALS--2.1%
---------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.6%
Boeing Capital Corp., 5.65% Sr. Unsec. Nts., 5/15/06                             29,000           30,611
---------------------------------------------------------------------------------------------------------
Northrop Grumman Corp., 7.125% Sr. Nts., 2/15/11                                 75,000           84,443
---------------------------------------------------------------------------------------------------------
Raytheon Co., 6.50% Unsec. Nts., 7/15/05                                        120,000          125,862
                                                                                             ------------
                                                                                                 240,916


                     22 | OPPENHEIMER TOTAL RETURN BOND FUND

                                                                             PRINCIPAL     MARKET VALUE
                                                                                AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--0.5%
FedEx Corp., 2.65% Nts., 4/1/07 8                                          $   215,000      $   210,409
--------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--0.4%
Allied Waste North America, Inc., 8.875% Sr. Nts., Series B, 4/1/08             85,000           94,775
--------------------------------------------------------------------------------------------------------
Waste Management, Inc., 7% Sr. Nts., 7/15/28                                    70,000           73,920
                                                                                            ------------
                                                                                                168,695

--------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--0.4%
Hutchison Whampoa International Ltd., 7.45% Sr. Bonds, 11/24/33 8               75,000           72,407
--------------------------------------------------------------------------------------------------------
Tyco International Group SA:
5.875% Unsec. Unsub. Nts., 11/1/04                                              21,000           21,416
6.75% Sr. Unsub. Nts., 2/15/11                                                  61,000           65,875
                                                                                            ------------
                                                                                                159,698

--------------------------------------------------------------------------------------------------------
ROAD & RAIL--0.2%
CSX Corp., 6.25% Unsec. Nts., 10/15/08                                          85,000           91,763
--------------------------------------------------------------------------------------------------------
MATERIALS--0.3%
--------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.3%
Weyerhaeuser Co., 5.50% Unsec. Unsub. Nts., 3/15/05                            130,000          133,987
--------------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--2.1%
--------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--1.7%
British Telecommunications plc, 7.875% Nts., 12/15/05                          120,000          129,929
--------------------------------------------------------------------------------------------------------
Citizens Communications Co., 9.25% Sr. Nts., 5/15/11                            34,000           35,829
--------------------------------------------------------------------------------------------------------
Deutsche Telekom International Finance BV, 8.50% Unsub. Nts., 6/15/10          125,000          147,877
--------------------------------------------------------------------------------------------------------
France Telecom SA:
9% Sr. Unsec. Nts., 3/1/11                                                      50,000           59,188
9.50% Sr. Unsec. Nts., 3/1/31 1                                                 55,000           70,739
--------------------------------------------------------------------------------------------------------
Sprint Capital Corp.:
7.125% Sr. Unsec. Nts., 1/30/06                                                100,000          107,318
8.75% Nts., 3/15/32                                                             80,000           95,840
--------------------------------------------------------------------------------------------------------
Telefonos de Mexico SA de CV, 8.25% Sr. Unsec. Nts., 1/26/06                    75,000           81,545
                                                                                            ------------
                                                                                                728,265

--------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--0.4%
AT&T Wireless Services, Inc., 7.50% Sr. Unsec. Nts., 5/1/07                    140,000          155,567
--------------------------------------------------------------------------------------------------------
UTILITIES--3.4%
--------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--2.8%
CenterPoint Energy, Inc.:
5.875% Nts., 6/1/08                                                            105,000          107,031
8.125% Unsec. Nts., Series B, 7/15/05                                           50,000           53,066
--------------------------------------------------------------------------------------------------------
Conectiv, Inc., 5.30% Unsec. Unsub. Nts., Series B, 6/1/05                      26,000           26,788
--------------------------------------------------------------------------------------------------------
Dominion Resources, Inc., 8.125% Sr. Unsub. Nts., 6/15/10                       80,000           93,814


                     23 | OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                     PRINCIPAL        MARKET VALUE
                                                                                        AMOUNT          SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES Continued
DTE Energy Co.:
6% Sr. Unsec. Unsub. Nts., 6/1/04                                                 $     40,000        $     40,127
6.375% Sr. Nts., 4/15/33                                                                85,000              81,203
6.45% Sr. Unsub. Nts., 6/1/06                                                          100,000             106,287
-------------------------------------------------------------------------------------------------------------------
Edison International, Inc., 6.875% Unsec. Nts., 9/15/04                                  9,000               9,169
-------------------------------------------------------------------------------------------------------------------
FirstEnergy Corp., 5.50% Sr. Unsub. Nts., Series A, 11/15/06                           195,000             203,590
-------------------------------------------------------------------------------------------------------------------
MidAmerican Energy Holdings Co., 5.875% Sr. Unsec. Nts., 10/1/12                       130,000             134,600
-------------------------------------------------------------------------------------------------------------------
Niagara Mohawk Power Corp., 5.375% Sr. Unsec. Nts., 10/1/04                             55,000              55,866
-------------------------------------------------------------------------------------------------------------------
PSEG Energy Holdings LLC, 7.75% Unsec. Nts., 4/16/07                                    95,000              99,750
-------------------------------------------------------------------------------------------------------------------
TECO Energy, Inc., 10.50% Sr. Unsec. Nts., 12/1/07                                      65,000              73,450
-------------------------------------------------------------------------------------------------------------------
TXU Corp., 6.375% Sr. Unsec. Nts., Series C, 1/1/08                                     80,000              85,900
                                                                                                      -------------
                                                                                                         1,170,641

-------------------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.6%
Kinder Morgan, Inc., 6.50% Sr. Unsec. Nts., 9/1/12                                      90,000              97,027
-------------------------------------------------------------------------------------------------------------------
NiSource Finance Corp.:
3.20% Nts., 11/1/06                                                                     30,000              30,023
7.875% Sr. Unsec. Nts., 11/15/10                                                       125,000             145,702
                                                                                                      -------------
                                                                                                           272,752
                                                                                                      -------------
Total Corporate Bonds and Notes (Cost $8,599,298)                                                        8,599,329

-------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES--1.1%
-------------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank, TRAC-X NA High Yield T2 Credit Linked Nts.,
6.05%, 3/25/09 8 (Cost $460,000)                                                       460,000             453,100

-------------------------------------------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--19.3% 9
-------------------------------------------------------------------------------------------------------------------
Undivided interest of 1.47% in joint repurchase agreement (Principal Amount/
Market Value $554,815,000, with a maturity value of $554,860,310) with
PaineWebber, Inc., 0.98%, dated 4/30/04, to be repurchased at $8,144,665 on 5/3/04, collateralized by Federal National Mortgage Assn., 5.50%--6.50%,
7/1/32--11/1/33, with a value of $566,733,053 (Cost $8,144,000)                      8,144,000           8,144,000

-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $63,155,653)                                           148.7%         62,746,912
-------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                    (48.7)        (20,554,327)
                                                                                  ---------------------------------
NET ASSETS                                                                               100.0%       $ 42,192,585
                                                                                  =================================


                     24 | OPPENHEIMER TOTAL RETURN BOND FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Represents the current interest rate for a variable or increasing rate security.

2. Identifies issues considered to be illiquid. See Note 8 of Notes to Financial Statements.

3. When-issued security to be delivered and settled after April 30, 2004. See
Note 1 of Notes to Financial Statements.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $645,752 or 1.53% of the Fund's net assets as of April 30, 2004.

5. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.

6. Securities with an aggregate market value of $212,364 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.

7. Zero coupon bond reflects effective yield on the date of purchase.

8. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,267,089 or 3% of the Fund's net assets as of April 30, 2004.

9. The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     25 | OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF ASSETS AND LIABILITIES  April 30, 2004
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------------------
Investments, at value (including cost and market value of $8,144,000 in repurchase agreements)
(cost $63,155,653)--see accompanying statement of investments                                       $ 62,746,912
-----------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold (including $4,216,833 sold on a when-issued basis)                                    4,326,980
Interest, dividends and principal paydowns                                                               372,551
Shares of beneficial interest sold                                                                        77,188
Other                                                                                                      4,702
                                                                                                    -------------
Total assets                                                                                          67,528,333

-----------------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------------
Bank overdraft                                                                                           259,454
-----------------------------------------------------------------------------------------------------------------
Unrealized depreciation on swap contracts                                                                 24,851
-----------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $24,536,911 purchased on a when-issued basis)                        24,948,130
Dividends                                                                                                 50,917
Shareholder communications                                                                                19,479
Distribution and service plan fees                                                                         3,071
Transfer and shareholder servicing agent fees                                                              2,689
Futures margins                                                                                            1,411
Trustees' compensation                                                                                       915
Shares of beneficial interest redeemed                                                                       122
Other                                                                                                     24,709
                                                                                                    -------------
Total liabilities                                                                                     25,335,748

-----------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                          $ 42,192,585
                                                                                                    =============

-----------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                          $      4,221
-----------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                            42,387,455
-----------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                          7,543
-----------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions                           262,087
-----------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                                              (468,721)
                                                                                                    -------------
NET ASSETS                                                                                          $ 42,192,585
                                                                                                    =============


                     26 | OPPENHEIMER TOTAL RETURN BOND FUND

-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-----------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$35,522,245 and 3,553,809 shares of beneficial interest outstanding)                                $10.00
Maximum offering price per share (net asset value plus sales charge of 4.75% offfering price)       $10.50
-----------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $2,896,024 and 289,732 shares of
beneficial interest outstanding)                                                                    $10.00
-----------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $2,942,851 and 294,497 shares of
beneficial interest outstanding)                                                                    $ 9.99
-----------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $831,465 and 83,162 shares of
beneficial interest outstanding)                                                                    $10.00

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     27 | OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF OPERATIONS  For the Year Ended April 30, 2004
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------------------------
Interest                                                                     $ 1,028,492
-----------------------------------------------------------------------------------------
Fee income                                                                       231,558
-----------------------------------------------------------------------------------------
Dividends                                                                         47,030
                                                                             ------------
Total investment income                                                        1,307,080

-----------------------------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------------------------
Management fees                                                                  185,574
-----------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                            7,454
Class B                                                                           24,421
Class C                                                                           16,745
Class N                                                                            1,922
-----------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                           12,698
Class B                                                                            9,362
Class C                                                                            5,010
Class N                                                                              365
-----------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                           23,030
Class B                                                                            4,593
Class C                                                                            2,801
Class N                                                                              343
-----------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                       38,161
-----------------------------------------------------------------------------------------
Trustees' compensation                                                             9,700
-----------------------------------------------------------------------------------------
Custodian fees and expenses                                                        1,184
-----------------------------------------------------------------------------------------
Other                                                                              7,374
                                                                             ------------
Total expenses                                                                   350,737
Less reduction to custodian expenses                                                (343)
Less voluntary reimbursement of expenses:
Class A                                                                          (16,812)
Class B                                                                          (12,693)
Class C                                                                           (7,815)
Class N                                                                             (721)
Less voluntary waiver of transfer and shareholder servicing agent fees:
Class A                                                                              (36)
Class B                                                                             (853)
Class C                                                                               (3)
                                                                             ------------
Net expenses                                                                     311,461

-----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                            995,619


                     28 | OPPENHEIMER TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments                                                           $ 284,411
Closing of futures contracts                                            242,515
Foreign currency transactions                                              (183)
                                                                      ----------
Net realized gain                                                       526,743

--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                            (672,382)
Futures contracts                                                         1,880
Swap contracts                                                          (24,851)
                                                                      ----------
Net change in unrealized depreciation                                  (695,353)

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 827,009
                                                                      ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     29 | OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED APRIL 30,                                                                     2004             2003 1
-----------------------------------------------------------------------------------------------------------------
OPERATIONS
-----------------------------------------------------------------------------------------------------------------
Net investment income                                                            $    995,619       $     87,633
-----------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                              526,743               (718)
-----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                 (695,353)           226,632
                                                                                 --------------------------------
Net increase in net assets resulting from operations                                  827,009            313,547

-----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                              (937,199)           (87,071)
Class B                                                                               (49,017)              (550)
Class C                                                                               (34,611)              (143)
Class N                                                                                (9,716)               (16)
-----------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                              (179,397)                --
Class B                                                                               (14,472)                --
Class C                                                                               (10,826)                --
Class N                                                                                (2,729)                --

-----------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions:
Class A                                                                             8,253,430         27,282,368
Class B                                                                             2,136,318            790,499
Class C                                                                             2,587,144            383,530
Class N                                                                               821,065             20,422

-----------------------------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Total increase                                                                     13,386,999         28,702,586
-----------------------------------------------------------------------------------------------------------------
Beginning of period                                                                28,805,586            103,000 2
                                                                                 --------------------------------
End of period (including accumulated net investment income
of $7,543 and $9,712, respectively)                                              $ 42,192,585       $ 28,805,586
                                                                                 ================================

1. For the period from February 21, 2003 (commencement of operations) to April 30, 2003.

2. Reflects the value of the Manager's initial seed money investment on February 6, 2003.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     30 | OPPENHEIMER TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       CLASS A                     CLASS B
YEAR ENDED APRIL 30                                        2004         2003 1          2004        2003 1
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 10.08        $ 10.00        $10.08        $10.00
-----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .28            .03           .19           .02
Net realized and unrealized gain (loss)                    (.02)           .08          (.02)          .08
                                                        ---------------------------------------------------
Total from investment operations                            .26            .11           .17           .10
-----------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.29)          (.03)         (.20)         (.02)
Distributions from net realized gain                       (.05)            --          (.05)           --
                                                        ---------------------------------------------------
Total dividends and/or distributions
to shareholders                                            (.34)          (.03)         (.25)         (.02)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $ 10.00        $ 10.08        $10.00        $10.08
                                                        ===================================================

-----------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                         2.64%          1.14%         1.69%         0.97%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                $35,522        $27,598        $2,896        $  798
-----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $32,578        $26,027        $2,444        $  340
-----------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                      2.78%          1.77%         1.91%         0.85%
Total expenses                                             0.79%          1.29%         2.20%         2.36%
Expenses after expense reimbursement or fee waiver
and reduction to custodian expenses                        0.73%          0.90%         1.65%         1.65%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     131% 4          77%          131% 4         77%

1. For the period from February 21, 2003 (commencement of operations) to April 30, 2003.

2. Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. The Portfolio Turnover excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of $198,777,129 and $189,672,219, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     31 | OPPENHEIMER TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

                                                                        CLASS C                     CLASS N
YEAR ENDED APRIL 30                                          2004        2003 1          2004        2003 1
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $10.08        $10.00        $10.08        $10.00
------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .19           .02           .24           .03
Net realized and unrealized gain (loss)                      (.03)          .08          (.02)          .08
                                                           -------------------------------------------------
Total from investment operations                              .16           .10           .22           .11
------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                         (.20)         (.02)         (.25)         (.03)
Distributions from net realized gain                         (.05)           --          (.05)           --
                                                           -------------------------------------------------
Total dividends and/or distributions
to shareholders                                              (.25)         (.02)         (.30)         (.03)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 9.99        $10.08        $10.00        $10.08
                                                           =================================================

------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                           1.60%         0.96%         2.20%         1.08%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                   $2,943        $  388        $  831        $   22
------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                          $1,679        $  126        $  386        $    6
------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                        1.95%         0.59%         2.40%         1.50%
Total expenses                                               2.12%         2.28%         1.34%         2.63%
Expenses after expense reimbursement or fee waiver
and reduction to custodian expenses                          1.65%         1.65%         1.15%         1.15%
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       131% 4         77%          131% 4         77%

1. For the period from February 21, 2003 (commencement of operations) to April 30, 2003.

2. Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. The Portfolio Turnover excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of $198,777,129 and $189,672,219, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     32 | OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Total Return Bond Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek to maximize total return through both capital appreciation and income. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. As of April 30, 2004, the Manager owned 70% of the Fund's shares. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective foreign exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
STRUCTURED NOTES. The Fund invests in structured notes whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign


                     33 | OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured notes are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of April 30, 2004, the market value of these securities comprised 1.1% of the Fund's net assets and resulted in unrealized cumulative losses of $6,900.

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED (OR FORWARD COMMITMENT) BASIS. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. As of April 30, 2004, the value of the segregated assets was $20,523,370. The purchase of securities on a when-issued (or forward commitment) basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis prior to settlement of the original purchase. As of April 30, 2004, the Fund had purchased $24,536,911 of securities on a when-issued basis and sold $4,216,833 of securities issued on a when-issued basis.

      In connection with its ability to purchase or sell securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

      Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.


                     34 | OPPENHEIMER TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.


                     35 | OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                               NET UNREALIZED
                                                                 DEPRECIATION
                                                             BASED ON COST OF
                                                               SECURITIES AND
       UNDISTRIBUTED    UNDISTRIBUTED       ACCUMULATED     OTHER INVESTMENTS
       NET INVESTMENT       LONG-TERM              LOSS    FOR FEDERAL INCOME
       INCOME                    GAIN    CARRYFORWARD 1          TAX PURPOSES
       ----------------------------------------------------------------------
       $265,133               $53,656           $78,136              $433,591

1. As of April 30, 2004, the Fund had $78,136 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2013.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for April 30, 2004. Net assets of the Fund were unaffected by the reclassifications.

                                                                 REDUCTION TO
                                       REDUCTION TO           ACCUMULATED NET
           INCREASE TO              ACCUMULATED NET          REALIZED GAIN ON
           PAID-IN CAPITAL          INVESTMENT LOSS             INVESTMENTS 2
           ------------------------------------------------------------------
           $23,759                          $32,755                   $56,514

2. $23,759, including $4,310 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended April 30, 2004 and April 30, 2003 was as follows:

                                             YEAR ENDED          PERIOD ENDED
                                         APRIL 30, 2004      APRIL 30, 2003 3
           ------------------------------------------------------------------
           Distributions paid from:
           Ordinary income                   $1,099,958              $ 87,780
           Long-term capital gain               138,009                    --
                                             --------------------------------
           Total                             $1,237,967              $ 87,780
                                             ================================

3. For the period from February 21, 2003 (commencement of operations) to April 30, 2003.


                     36 | OPPENHEIMER TOTAL RETURN BOND FUND

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

            Federal tax cost of securities             $ 63,155,653
            Federal tax cost of other investments         4,522,265
                                                       ------------
            Total federal tax cost                     $ 67,677,918
                                                       ============

            Gross unrealized appreciation              $    192,927
            Gross unrealized depreciation                  (626,518)
                                                       ------------
            Net unrealized depreciation                $   (433,591)
                                                       ============

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

      In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.


                     37 | OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                    YEAR ENDED APRIL 30, 2004           PERIOD ENDED APRIL 30, 2003 1,2
                                    SHARES             AMOUNT             SHARES                 AMOUNT
--------------------------------------------------------------------------------------------------------
CLASS A
Sold                             1,097,321       $ 11,099,906          2,736,090           $ 27,361,875
Dividends and/or
distributions reinvested            23,011            231,801                275                  2,768
Redeemed                          (304,660)        (3,078,277)            (8,228)               (82,275)
                                 -----------------------------------------------------------------------
Net increase                       815,672       $  8,253,430          2,728,137           $ 27,282,368
                                 =======================================================================

--------------------------------------------------------------------------------------------------------
CLASS B
Sold                               338,504       $  3,425,891             88,955           $    888,971
Dividends and/or
distributions reinvested             5,465             55,025                 36                    365
Redeemed                          (133,432)        (1,344,598)            (9,896)               (98,837)
                                 -----------------------------------------------------------------------
Net increase                       210,537       $  2,136,318             79,095           $    790,499
                                 =======================================================================

--------------------------------------------------------------------------------------------------------
CLASS C
Sold                               299,731       $  3,028,348             39,178           $    391,527
Dividends and/or
distributions reinvested             4,441             44,736                 10                    103
Redeemed                           (48,158)          (485,940)              (805)                (8,100)
                                 -----------------------------------------------------------------------
Net increase                       256,014       $  2,587,144             38,383           $    383,530
                                 =======================================================================

--------------------------------------------------------------------------------------------------------
CLASS N
Sold                                97,335       $    983,787              2,032           $     20,408
Dividends and/or
distributions reinvested             1,242             12,515                  1                     14
Redeemed                           (17,548)          (175,237)                --                     --
                                 -----------------------------------------------------------------------
Net increase                        81,029       $    821,065              2,033           $     20,422
                                 =======================================================================

1. For the period from February 21, 2003 (commencement of operations) to April 30, 2003.

2. The Fund sold 10,000 shares of Class A and 100 shares of Class B, Class C and Class N to the Manager upon seeding of the Fund on February 6, 2003.

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the year ended April 30, 2004, were $24,800,241 and $15,884,487, respectively. There were purchases of $21,744,828 and sales of $21,337,048 of U.S. government and government agency obligations for the year ended April 30, 2004.


                     38 | OPPENHEIMER TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.50% of the first $250 million of average annual net assets of the Fund, 0.475% of the next $500 million, and 0.45% of average annual net assets in excess of $750 million. The Manager has voluntarily agreed to waive management fees and/or reimburse expenses such that "Total Annual Operating Expenses" will not exceed 0.90% for Class A shares, 1.65% for Class B shares, 1.65% for Class C shares and 1.15% for Class N shares, respectively. The voluntary waiver described above may be amended or withdrawn at any time. For the year ended April 30, 2004, management fees in the amount of $38,041 were voluntarily waived by the Manager.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended April 30, 2004, the Fund paid $24,144 to OFS for services to the Fund.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and 0.25% per year on Class N shares. The Distributor also receives a service fee of up to 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold


                     39 | OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at April 30, 2004 for Class B, Class C and Class N shares were $96,691, $41,757 and $16,201, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                               CLASS A               CLASS B               CLASS C              CLASS N
                         CLASS A            CONTINGENT            CONTINGENT            CONTINGENT           CONTINGENT
                       FRONT-END              DEFERRED              DEFERRED              DEFERRED             DEFERRED
                   SALES CHARGES         SALES CHARGES         SALES CHARGES         SALES CHARGES        SALES CHARGES
                     RETAINED BY           RETAINED BY           RETAINED BY           RETAINED BY          RETAINED BY
YEAR ENDED           DISTRIBUTOR           DISTRIBUTOR           DISTRIBUTOR           DISTRIBUTOR          DISTRIBUTOR
-------------------------------------------------------------------------------------------------------------------------
April 30, 2004           $35,933                  $493                $6,156                  $928                 $927

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

      As of April 30, 2004, the Fund had no outstanding foreign currency contracts.


                     40 | OPPENHEIMER TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices (financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.

      Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations as the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported on the Statement of Operations.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of April 30, 2004, the Fund had outstanding futures contracts as follows:

                                                                                      UNREALIZED
                                 EXPIRATION     NUMBER OF     VALUATION AS OF       APPRECIATION
CONTRACT DESCRIPTION                  DATES     CONTRACTS      APRIL 30, 2004      (DEPRECIATION)
-------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
U.S. Long Bonds                     6/21/04             4          $  428,375         $   (8,953)
U.S. Treasury Nts., 10 yr.          6/21/04            33           3,646,500           (115,540)
                                                                                        ---------
                                                                                        (124,493)
                                                                                        ---------

CONTRACTS TO SELL
U.S. Treasury Nts., 2 yr.           6/30/04            27           5,738,766             39,704
U.S. Treasury Nts., 5 yr.           6/21/04            26           2,858,375             49,660
                                                                                        ---------
                                                                                          89,364
                                                                                        ---------
                                                                                        $(35,129)
                                                                                        =========


                     41 | OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7. TOTAL RETURN SWAP CONTRACTS

The Fund may enter into a total return swap transaction to maintain a total return on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The Fund records an increase or decrease to unrealized gain (loss), in the amount due to or owed by the Fund at termination or settlement. Total return swaps are subject to risks (if the counterparty fails to meet its obligations).

As of April 30, 2004, the Fund had entered into the following total return swap agreements:

                                            PAID BY          RECEIVED BY
                     NOTIONAL           THE FUND AT          THE FUND AT        TERMINATION          UNREALIZED
SWAP COUNTERPARTY      AMOUNT        APRIL 30, 2004       APRIL 30, 2004               DATE        DEPRECIATION
----------------------------------------------------------------------------------------------------------------
                                          One-Month             Value of
                                              LIBOR      total return of
                                            less 50      Lehman Brothers
Deutsche Bank AG     $726,263          basis points           CMBS Index            6/30/04             $24,851

Index abbreviations are noted below:

CMBS  Commercial Mortgage Backed Securities Markets

--------------------------------------------------------------------------------
8. ILLIQUID SECURITIES

As of April 30, 2004, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of April 30, 2004 was $112,152, which represents 0.27% of the Fund's net assets.

--------------------------------------------------------------------------------
9. BORROWING AND LENDING ARRANGEMENTS

The Fund entered into an "interfund borrowing and lending arrangement" with other funds in the Oppenheimer funds complex, to allow funds to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and Exchange Commission (the SEC) to allow these affiliated funds to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. The SEC's order requires the Fund's Board of Trustees to adopt operating policies and procedures to administer interfund borrowing and lending. Under the arrangement the Fund may lend money to other Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the Fund's Board of Trustees, based upon a recommendation by the Manager. The Fund's borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions of the SEC order and other applicable regulations. If the Fund borrows money, there is a risk that the loan could be called on one day's notice, in which case the Fund might


                     42 | OPPENHEIMER TOTAL RETURN BOND FUND
have to borrow from a bank at higher rates if a loan were not available from another Oppenheimer fund. If the Fund lends money to another fund, it will be subject to the risk that the other fund might not repay the loan in a timely manner, or at all.

      The Fund had no interfund borrowings or loans outstanding during the year ended or at April 30, 2004.


                     43 | OPPENHEIMER TOTAL RETURN BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF OPPENHEIMER TOTAL RETURN BOND FUND

We have audited the accompanying statement of assets and liabilities of Oppenheimer Total Return Bond Fund (the "Fund"), including the statement of investments, as of April 30, 2004, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period from February 21, 2003 (commencement of operations) to April 30, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2004, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Total Return Bond Fund at April 30, 2004, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period from February 21, 2003 to April 30, 2003 in conformity with U.S. generally accepted accounting principles.


                                                     /s/ Ernst & Young LLP

New York, New York
June 4, 2004


                    44 | OPPENHEIMER TOTAL RETURN BOND FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2005, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2004. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Dividends and distributions of $0.0891, $0.0819, $0.0819 and $0.0862 per share were paid to Class A, Class B, Class C and Class N shareholders, respectively, on December 30, 2003, of which $0.0355 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      None of the dividends paid by the Fund during the year ended April 30, 2004 are eligible for the corporate dividend-received deduction.

      Dividends, if any, paid by the Fund during the fiscal year ended April 30, 2004 which are not designated as capital gain distribution, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2005, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                    45 | OPPENHEIMER TOTAL RETURN BOND FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.225.5677, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund will be required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The first such filing is due no later than August 31, 2004, for the twelve months ended June 30, 2004. Once filed, the Fund's Form N-PX filing will be available (i) without charge, upon request, by calling the Fund toll-free at 1.800.225.5677, and (ii) on the SEC's website at www.sec.gov.


                    46 | OPPENHEIMER TOTAL RETURN BOND FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
FUND, LENGTH OF SERVICE, AGE   OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD BY TRUSTEE;
                               NUMBER OF PORTFOLIOS IN FUND COMPLEX CURRENTLY
                               OVERSEEN BY TRUSTEE

INDEPENDENT                    THE ADDRESS OF EACH TRUSTEE AND INTERESTED
TRUSTEES                       TRUSTEE IN THE CHARTS BELOW IS 6803 S. TUCSON
                               WAY, CENTENNIAL, CO 80112-3924. EACH TRUSTEE
                               SERVES FOR AN INDEFINITE TERM, UNTIL HIS OR HER
                               RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

RONALD J. ABDOW,               Chairman (since 1959) of Abdow Corporation
Trustee (since 2003)           (operator of restaurants); Trustee of the
Age: 72                        following real estate businesses (owners and
                               operators of restaurants): G&R Realty Co. (since
                               1978), G&R Trust Co. (since 1973), Abdow
                               Partnership (since 1975), Auburn Associates
                               (since 1983); Hazard Associates (since 1985);
                               Trustee of MML Series Investment Fund (since
                               1993) and of MassMutual Institutional Funds
                               (MMIF) (since 1994) (open-end investment companies); Trustee (since 1987) of Bay State
                               Health System (health services); Chairman (since
                               1996) of Western Mass Development Corp.
                               (non-profit land development); Chairman (since
                               1991) of American International College
                               (non-profit college). Oversees 10 portfolios in the OppenheimerFunds complex.

JOSEPH M. WIKLER,              Self-employed as an investment consultant; a
Trustee (since 2003)           director (since 1996) of Lakes Environmental
Age: 63                        Association, and Medintec (since 1992) and Cathco
                               (since 1995) (medical device companies); a member of the investment committee of the Associated
                               Jewish Charities of Baltimore (since 1994);
                               formerly a director of Fortis/Hartford mutual funds (1994 - December 2001). Oversees 10 portfolios in the OppenheimerFunds complex.

PETER I. WOLD,                 President of Wold Properties, Inc. (an oil and
Trustee (since 2003)           gas exploration and production company); Vice
Age: 56                        President, Secretary and Treasurer of Wold Trona
                               Company, Inc. (soda ash processing and
                               production); Vice President of Wold Talc Company,
                               Inc. (talc mining); Managing Member,
                               Hole-in-the-Wall Ranch (cattle ranching);
                               formerly Director and Chairman of the Board, Denver Branch of the Federal Reserve Bank of
                               Kansas City (1993 - 1999) and Director of
                               PacifiCorp. (1995 - 1999), an electric utility.
                               Oversees 10 portfolios in the OppenheimerFunds complex.

--------------------------------------------------------------------------------
INTERESTED TRUSTEE

EUSTIS WALCOTT,                Principal with Ardsley Associates (since 2000)
Trustee (since 2003)           (consulting firm); Director (since October 2000)
Age: 66                        of Cornerstone Real Estate Advisors (real estate
                               equity investment management services) and MML
                               Investors Services (individual retirement, insurance, investment, and life event planning products and services company) (both affiliates of the Manager); Trustee of OFI Trust Company
                               (since 2001) (also an affiliate of the Manager);
                               formerly Trustee of the American International
                               College (1995 - December 2003); Senior Vice
                               President, MassMutual Financial Group (May 1990 -
                               July 2000). Oversees 10 portfolios in the
                               Oppenheimer Funds complex.


                    47 | OPPENHEIMER TOTAL RETURN BOND FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERESTED TRUSTEE             THE ADDRESS OF MR. MURPHY IN THE CHART BELOW IS
AND OFFICER                    TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET,
                               NEW YORK, NY 10281-1008. MR. MURPHY SERVES FOR AN
                               INDEFINITE TERM, UNTIL HIS RESIGNATION, DEATH OR
                               REMOVAL.

JOHN V. MURPHY,                Chairman, Chief Executive Officer and director
President, Trustee and         (since June 2001) and President (since September
Chairman of the Board,         2000) of the Manager; President and a director or
Trustee (since 2003)           trustee of other Oppenheimer funds; President and
Age: 54                        a director (since July 2001) of Oppenheimer
                               Acquisition Corp. (the Manager's parent holding company) and of Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the Manager); a director (since November 2001) of
                               OppenheimerFunds Distributor, Inc. (a subsidiary of the Manager); Chairman and a director (since
                               July 2001) of Shareholder Services, Inc. and of
                               Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager); President and a director (since July 2001) of OppenheimerFunds
                               Legacy Program (a charitable trust program established by the Manager); a director of the following investment advisory subsidiaries of the
                               Manager: OFI Institutional Asset Management,
                               Inc., Centennial Asset Management Corporation,
                               Trinity Investment Management Corporation and
                               Tremont Capital Management, Inc. (since November
                               2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July
                               2001); President (since November 1, 2001) and a director (since July 2001) of Oppenheimer Real
                               Asset Management, Inc.; Executive Vice President
                               (since February 1997) of Massachusetts Mutual
                               Life Insurance Company (the Manager's parent company); a director (since June 1995) of DLB
                               Acquisition Corporation (a holding company that owns the shares of David L. Babson & Company,
                               Inc.); a member of the Investment Company
                               Institute's Board of Governors (elected to serve from October 3, 2003 through September 30, 2006).
                               Formerly, Chief Operating Officer (September
                               2000-June 2001) of the Manager; President and trustee (November 1999-November 2001) of MML
                               Series Investment Fund and MassMutual
                               Institutional Funds (open-end investment companies); a director (September 1999-August
                               2000) of C.M. Life Insurance Company; President,
                               Chief Executive Officer and director (September
                               1999-August 2000) of MML Bay State Life Insurance
                               Company; a director (June 1989-June 1998) of
                               Emerald Isle Bancorp and Hibernia Savings Bank (a wholly-owned subsidiary of Emerald Isle Bancorp).
                               Oversees 73 portfolios as Trustee/ Director and
                               10 portfolios as Officer in the OppenheimerFunds complex.

--------------------------------------------------------------------------------
OFFICERS THE ADDRESS OF THE OFFICERS IN THE CHART BELOW IS AS FOLLOWS: FOR MESSRS. MANIOUDAKIS AND ZACK, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NY 10281-1008, FOR MR. WIXTED, 6803 S.
                               TUCSON WAY, CENTENNIAL, CO 80112-3924. EACH
                               OFFICER SERVES FOR AN ANNUAL TERM OR UNTIL HIS OR HER EARLIER RESIGNATION, DEATH OR REMOVAL.

ANGELO MANIOUDAKIS,            Senior Vice President of the Manager (since April
Vice President (since 2003)    2002), of HarbourView Asset Management
Age: 37                        Corporation (since April, 2002 and of OFI
                               Institutional Asset Management, Inc. (since June
                               2002); an officer of 14 portfolios in the OppenheimerFunds complex. Formerly Executive
                               Director and portfolio manager for Miller, Anderson & Sherrerd, a division of Morgan Stanley
                               Investment Management (August 1993-April 2002).


                    48 | OPPENHEIMER TOTAL RETURN BOND FUND

BRIAN W. WIXTED,                Senior Vice President and Treasurer (since March
Treasurer, Principal Financial  1999) of the Manager; Treasurer of HarbourView
and Accounting Officer          Asset Management Corporation, Shareholder
(since 2003)                    Financial Services, Inc., Shareholder Services,
Age: 44                         Inc., Oppenheimer Real Asset Management
                                Corporation, and Oppenheimer Partnership
                                Holdings, Inc. (since March 1999), of OFI
                                Private Investments, Inc. (since March 2000), of
                                OppenheimerFunds International Ltd. and
                                OppenheimerFunds plc (since May 2000), of OFI
                                Institutional Asset Management, Inc. (since
                                November 2000), and of OppenheimerFunds Legacy
                                Program (a Colorado non-profit corporation)
                                (since June 2003); Treasurer and Chief Financial
                                Officer (since May 2000) of OFI Trust Company (a trust company subsidiary of the Manager);
                                Assistant Treasurer (since March 1999) of
                                Oppenheimer Acquisition Corp. Formerly Assistant
                                Treasurer of Centennial Asset Management
                                Corporation (March 1999-October 2003) and
                                OppenheimerFunds Legacy Program (April 2000-June
                                2003); Principal and Chief Operating Officer
                                (March 1995-March 1999) at Bankers Trust
                                Company-Mutual Fund Services Division. An officer of 83 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                 Executive Vice President (since January 2004)
Secretary (since 2003)          and General Counsel (since February 2002) of the
Age: 55                         Manager; General Counsel and a director (since
                                November 2001) of the Distributor; General
                                Counsel (since November 2001) of Centennial
                                Asset Management Corporation; Senior Vice
                                President and General Counsel (since November
                                2001) of HarbourView Asset Management
                                Corporation; Secretary and General Counsel
                                (since November 2001) of Oppenheimer Acquisition
                                Corp.; Assistant Secretary and a director (since
                                October 1997) of OppenheimerFunds International
                                Ltd. and OppenheimerFunds plc; Vice President and a director (since November 2001) of Oppenheimer Partnership Holdings, Inc.; a director (since November 2001) of Oppenheimer
                                Real Asset Management, Inc.; Senior Vice
                                President, General Counsel and a director (since
                                November 2001) of Shareholder Financial
                                Services, Inc., Shareholder Services, Inc., OFI
                                Private Investments, Inc. and OFI Trust Company;
                                Vice President (since November 2001) of
                                OppenheimerFunds Legacy Program; Senior Vice
                                President and General Counsel (since November
                                2001) of OFI Institutional Asset Management,
                                Inc.; a director (since June 2003) of
                                OppenheimerFunds (Asia) Limited. Formerly Senior
                                Vice President (May 1985-December 2003), Acting
                                General Counsel (November 2001-February 2002) and Associate General Counsel (May 1981-October
                                2001) of the Manager; Assistant Secretary of
                                Shareholder Services, Inc. (May 1985-November
                                2001), Shareholder Financial Services, Inc.
                                (November 1989-November 2001); and
                                OppenheimerFunds International Ltd. (October
                                1997-November 2001). An officer of 83 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.


                    49 | OPPENHEIMER TOTAL RETURN BOND FUND

Item 2.  Code of Ethics

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.  Audit Committee Financial Expert

         The Board of Trustees of the registrant has determined that Joseph M. Wikler, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Wikler as the Audit Committee's financial expert. Mr. Wikler is an "independent" Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.  Principal Accountant Fees and Services

         (a)  Audit Fees

              The principal accountant for the audit of the registrant's annual financial statements was engaged to provide $18,250 in fiscal 2004 and $17,500 in fiscal 2003.

         (b)  Audit-Related Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include, among others: due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews and consultation concerning financial accounting and reporting standards.

         (c)  Tax Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include, among others: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

         (d)  All Other Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include services provided to the registrant's Board of Trustees with respect to analysis of the registrant's expenses and consultations with management with respect to its due diligence review process surrounding investments.

         (e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

              The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

              Pre-approval of non-audit services is waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

              (2) 100%

         (f)  Not applicable as less than 50%.

         (g) The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

         (h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
              (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence. No such services were rendered.

Item 5.  Not applicable

Item 6.  Schedule of Investments

         Not applicable

Item 7.  Not applicable

Item 8.  Not applicable

Item 9.  Submission of Matters to a Vote of Security Holders

         The Board is responsible for approving nominees for election as trustees. To assist in this task, the Board has designated the Audit Committee as the nominating committee for the Board. It reviews and recommends nominees to the Board. The Committee is comprised entirely of disinterested trustees as defined in Section 2(a)(19) of the Investment Company Act of 1940.

         The Audit Committee charter describes the responsibilities of the Committee in nominating candidates for election as independent Trustees of the Registrant. The Registrant's Board has adopted a written charter for the Committee. A current copy of the Audit Committee charter is available to shareholders on the OppenheimerFunds website at www.oppenheimerfunds.com.

         Under the current policy, if the Board determines that a vacancy exists or is likely to exist on the Board, the Audit Committee of the Board will consider candidates for Board membership including recommended by Registrant shareholders. The Audit Committee will consider nominees recommended by independent Board members or recommended by any other Board members including Board members affiliated with the Registrant's investment advisors. The Committee may, upon Board approval, retain an executive search firm to assist in screening potential candidates. Upon Board approval, the Audit Committee may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., 6803 South Tucson Way, Centennial, CO 80112, to the attention of the Board of Trustees of the named Registrant, c/o the Secretary of the Registrant.

         The Committee's process for identifying and evaluating nominees for trustees includes a number of factors. In screening candidates for board membership, whether the candidate is suggested by Board members, shareholders or others, the Committee considers the candidate's professional experience, soundness of judgment, integrity, ability to make independent, analytical inquiries, collegiality, willingness and ability to devote the time required to perform Board activities adequately, ability to represent the interests of all shareholders of the Registrant, and diversity relative to the board's composition. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

Item 10.  Controls and Procedures

         (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 (17 CFR 270.30a-2(c)) as of April 30, 2004, registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

          (b) There have been no significant changes in registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11.  Exhibits.

(a) Exhibit attached hereto. (Attach code of ethics as exhibit)

(b) Exhibits attached hereto. (Attach certifications as exhibits)